UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2014

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.
Windstream Holdings, Inc.	Delaware	001-32422	46-2847717

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

The 2014 annual meeting of stockholders (the “Annual Meeting”) of Windstream Holdings, Inc. (the “Company”) was held on May 7, 2014 at 11:00 a.m. CDT at the Capital Hotel, 111 West Markham, Little Rock, Arkansas 72201. At the Annual Meeting, the Company’s stockholders voted on nine proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2014. The voting results for each of the proposals is as follows.

1. The stockholders elected all persons nominated to serve as a director set forth in the Company’s Proxy Statement, with the following vote results:
Name	Votes For	Votes Against	Votes For as a % of Votes Cast
Carol B. Armitage	244,309,389	52,048,118	82.43%
Samuel E. Beall, III	291,267,616	5,046,596	98.29%
Dennis E. Foster	290,671,827	5,614,923	98.10%
Francis X. Frantz	291,568,921	4,690,463	98.41%
Jeffery R. Gardner	291,929,293	4,390,643	98.51%
Jeffrey T. Hinson	290,947,224	5,329,770	98.20%
Judy K. Jones	290,662,330	5,641,133	98.09%
William A. Montgomery	290,953,352	5,320,946	98.20%
Alan L. Wells	225,210,283	71,103,675	76.00%

In addition to the votes for and against each nominee, the table below reports the number of shares that abstained from voting for each of the nominees, respectively:

Name	Votes Abstained
Carol B. Armitage	2,231,499
Samuel E. Beall, III	2,274,794
Dennis E. Foster	2,302,256
Francis X. Frantz	2,329,622
Jeffery R. Gardner	2,269,070
Jeffrey T. Hinson	2,312,012
Judy K. Jones	2,285,543
William A. Montgomery	2,314,708
Alan L. Wells	2,275,048

The Company’s bylaws require that each director nominee be elected by the affirmative vote of a majority of the votes cast for his or her election. The above reported abstentions, while counted for quorum purposes, had no effect on the outcome of the election of directors because they are not considered votes cast under this voting standard.

2. The stockholders voted upon and approved a nonbinding proposal on executive compensation, with the following vote results:
Votes For	Votes Against	Votes For as a % of Votes Cast
224,280,746	70,501,525	76.08%

3,806,735 shares abstained from voting on this proposal. However, approval of this item required a majority of votes cast, and these abstentions, while counted for quorum purposes, had no effect on the outcome of this proposal because they are not considered votes cast under this voting standard.

3. The stockholders voted upon and approved amendments to the 2006 Equity Incentive Plan, with the following vote results:
Votes For	Votes Against	Votes For as a % of Votes Cast
276,578,386	18,786,080	93.63%

3,224,540 shares abstained from voting on this proposal. However, approval of this item required a majority of votes cast, and these abstentions, while counted for quorum purposes, had no effect on the outcome of this proposal because they are not considered votes cast under this voting standard.

4. The stockholders voted upon and rejected an amendment to the Certificate of Incorporation of Windstream Corporation to eliminate certain voting provisions, with the following vote results:
Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Votes For as a % of Outstanding
216,121,583	78,189,749	4,277,674	221,765,336	35.85%

For the amendment to pass, the affirmative vote of a majority of the Company’s outstanding shares was required.

5. The stockholders voted upon and rejected amendments to the Certificate of Incorporation and Bylaws of Windstream Holdings, Inc. to enable stockholders to call special meetings, with the following vote results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Votes For as a % of Outstanding
290,952,857	5,008,340	2,627,809	221,765,336	48.27%

For the amendments to pass, the affirmative vote of a majority of the Company’s outstanding shares was required.

6. The stockholders voted upon and rejected amendments to the Certificate of Incorporation and Bylaws of Windstream Holdings, Inc. to eliminate super-majority voting provisions, with the following vote results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Votes For as a % of Outstanding
287,841,710	7,271,051	3,476,245	221,765,336	47.75%

For the amendments to pass, the affirmative vote of two-thirds of the Company’s outstanding shares was required.

7. The stockholders voted upon and ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accountants for fiscal year 2014, with the following vote results:

Votes For	Votes Against	Votes For as a % of Votes Cast
511,925,329	4,684,510	99.09%

3,744,503 shares abstained from voting on this proposal. However, approval of this item required a majority of votes cast, and these abstentions, while counted for quorum purposes, had no effect on the outcome of this proposal because they are not considered votes cast under this voting standard.

8. The stockholders voted upon and rejected a stockholder proposal entitled “Prohibition on Accelerated Vesting of Equity Awards,” with the following vote results:
Votes For	Votes Against	Votes For as a % of Votes Cast
101,912,842	191,872,555	34.68%

4,803,609 shares abstained from voting on this proposal. However, approval of this item required a majority of votes cast, and these abstentions, while counted for quorum purposes, had no effect on the outcome of this proposal because they are not considered votes cast under this voting standard.

9. The stockholders voted upon and rejected a stockholder proposal entitled “Right to Act by Written Consent,” with the following vote results:
Votes For	Votes Against	Votes For as a % of Votes Cast
117,036,117	175,765,836	39.97%

5,787,053 shares abstained from voting on this proposal. However, approval of this item required a majority of votes cast, and these abstentions, while counted for quorum purposes, had no effect on the outcome of this proposal because they are not considered votes cast under this voting standard.

Broker Non-Votes: There were 221,765,336 broker non-votes reported for each of the proposals presented at the Annual Meeting, except Proposal No. 7 (ratification of the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accountants). While counted for quorum purposes, these broker non-votes had no effect on the outcome of Proposals No. 1, 2, 3, 8 and 9 because broker non-votes are not considered votes cast under the Company’s majority of votes cast approval standard applicable to those proposals. Under the approval standards applicable to Proposals No. 4, 5 and 6, the broker non-votes are considered votes cast and thus were treated as votes against each of those proposals. Proposal No.7 was considered a routine matter upon which brokers and other nominees could vote uninstructed shares under applicable rules, and therefore no broker non-votes existed in connection with Proposal No. 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC

By:	/s/ John P. Fletcher
Name:	John P. Fletcher
Title:	Executive Vice President, Secretary and General Counsel

May 12, 2014